Q2 2016 Investor Presentation

McorpCX, Inc: A leader in the customer experience revolution

Trading Symbols TSX-V:MCX, OTCQB:MCCX

mcorp cx



Legal disclaimer

McorpCX is a public company that is traded in Canada on the TSX Venture Exchange **(TSXV:MCX)**, and in the United States on the OTC Markets **(OTCQB:MCCX)**. As a public company, McorpCX files continuous disclosure documents with the Securities and Exchange Commission on the EDGAR filing system (www.sec.gov) and in Canada on the SEDAR filing system (www.sedar.com). These continuous disclosure documents include comprehensive information about our company, our business and our financial position. Our continuous disclosure documents also identify in detail the specific risks that our business faces.

This presentation does not attempt to provide a complete summary of our company, our business or our financial condition or the risks that we face. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any of our securities. Investors who are interested in our company should review our public filings and consult with their financial advisors.

Forward-Looking Statements: Certain statements contained in this presentation may constitute "forward-looking statements" within the meaning of United States securities laws, and applicable Canadian securities legislation. Forward-looking statements include statements relating to the Company's future business and operating plans, the future pricing of the Company's products and services, the Company's ability to complete development of future products and services and introduce these products and services to the marketplace and the Company's future results of operations.

Such statements involve assumptions relating to the Company's business, the ability of the Company to execute on its business plan, the competitive environment of the Company's products and services and the future pricing of the Company's products and services. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results to be materially different from any future results expressed or implied by these statements.

Such factors include the following: general economic and business conditions, changes in demand for the Company's products and services, changes in the competitive environment and the introduction of competing software solutions by competitors, the Company's ability to complete any future required financing and the Company's dependence upon and availability of qualified personnel.

Investors should refer to the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a more comprehensive discussion of the risks that are material to the Company and its business. In light of these and other uncertainties, the forward-looking statements included in this presentation should not be regarded as a representation by the Company that its plans and objectives will be achieved.

These forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to update or revise the statements.

mcorp cx

McorpCX: Company highlights

Problem We Solve	Improving interactions with digitally enabled "smart customers" who are more demanding and dis-loyal than ever before
Target Market	Customer Experience (CX) Management is a $4.3B market, projected to grow at a CAGR of 19.9% from through 2020[1]
Recognized Leader	McorpCX is "...a pioneer of the customer experience movement." according to ALM Intelligence/Kennedy Research[2]
Blue-Chip Clients	Current clients include Fortune 500 firms such as Microsoft and American Family Insurance as well as mid-market leaders
Capitalization	20,426,158 shares issued and outstanding; Working capital of ~U.S. $2.7M in bank[3]

1) Markets and Markets Report: Customer Experience Management Market 2) The Kennedy Vanguard – Digital Customer Strategy & Experience Consulting Providers 3) As of March 31, 2016

Executive leaders: Experience scaling fast-growth tech.



Michael Hinshaw, President and Director
Fast-growth technology leader (founded start-up to $300M market leader in under three years). Michael is also a best-selling author and Teaching Fellow at UC Berkeley's Haas School of Business.



Lynn Davison, COO
Sales team and distribution channel development expert, Lynn is a former Fortune 100 management consultant with a focus on team building and operational systems design.



Stephen Shay, Vice President
Former Microsoft executive and M&A expert, Stephen led 90 transactions worth $13B, built a 2,200 person sales team and led a $400M IT and software development portfolio.

Problem: Customers are harder to get, and keep.

Digitally-empowered, they demand (a lot) more

9 out of 10 leave after one bad experience[1]

Only 1% think companies meet their expectations[1]

Customers are less loyal to companies than ever[2]



1) Customer Experience Impact Report by Harris Interactive/Oracle 2) Forbes

Solution: Customer Experience Management (CXM)

Today: Mostly People Driven

Marketing Research:
- Labor-intensive customer insights and data analysis
- Just 23% done online today[1]

Management Consulting:
- Labor-intensive business analysis, "what to do" planning

Minimal Business Analytics

Tomorrow: All Digitally Driven

SaaS software
- Digitally-driven customer experience insights
- Automating "best practice" CXM methodologies
- Instant data analysis
- Real-time business analytics
- "What to do" is clear and immediately actionable

1) Esomar GMR 2015

Massive ROI for those companies that actively manage customer experience and customer journeys[1]

+54%
Marketing return on investment

24.9%: With Customer Journey Management, 16.2%: Without

+24%
Positive social media mentions

17.9%: With Customer Journey Management, 5.1%: Without

+251%
Revenue from customer referrals

17.1%: With Customer Journey Management, 1.2%: Without

+1,767%
Greater customer “win-back” rates

16.8%: With Customer Journey Management, 0.9%: Without

+1,325%
Faster average sales cycle

17.1%: With Customer Journey Management, 1.2%: Without

+56%
More cross- and up-sell revenue

15.3%: With Customer Journey Management, 9.8%: Without

1) Source: Aberdeen Group – The CMO Dilemma: Bridging the Gap Between Low and [illegible] 2015

mcorp cx

Large – and rapidly growing – market for CX solutions

U.S. Customer Insights Spend: $43B

$19 Billion[1]
Marketing Research

$15.5 Billion[3]
Marketing Management Consulting

$8.6 Billion[4]
Business Analytics

10%[2]

2016 Est. Market
$4.3 Billion[2,5]

10% of insights spend shifting to CX solutions (Customer Experience Management)

2020: $10.7B[5]
CAGR of 19.9%

1) Esomar GMR 2015 2) McorpCX Company Estimate. 3) IBIS World: Business Analytics & Enterprise Software Publishing. 5 Markets and Markets Report: Customer Experience Management Market

Recognized as global customer experience leader [1]


VANGUARD
CONSULTING PRACTICES
McorpCX
Capgemini Consulting
McKinsey & Company
The Boston Consulting Group
Deloitte Digital
Sapient
IBM
Accenture
PwC
Cognizant
BearingPoint
North Highland
Bain & Company
KPMG
EY
PA Consulting
A.T. Kearney
High
Low
Depth of Consulting Capabilities
Low
Breadth of Consulting Capabilities
High

"[Their] narrow but deep market position enables McorpCX to effectively serve both the SME market and the largest global corporations"[1]

– ALM Intelligence/Kennedy Research: The Kennedy Vanguard

1) The Kennedy Vanguard – Digital Customer Strategy & Experience Consulting Providers

mcorpCX

Competitive advantage: CX leadership & blue-chip clients

"McorpCX...

...has among the deepest strengths in the areas it chooses to compete."[1]

...a pioneer of the customer experience movement."[1]

"We see a change in direction at Microsoft. And McorpCX helped us with that – they set up the vision, the framework, they trained us."[1]

Client success across industries...

Technology[2] Microsoft	Insurance[3] Blue Shield of California	Retail[3] lululemon athletica
Retail[2] Staples	Technology[4] SanDisk	Telecom[4] at&t
Insurance[2] American Family Insurance	Banking[2] Arizona State Credit Union	Retail[4] Danone

1) The Kennedy Vanguard – Digital Customer Strategy & Experience Consulting Providers

2) Current Client, w/Software 3) Past Client, Software 4) Past Client, w/o Software

mcorp CX

Converting our proven CX frameworks to a SaaS model

"While consulting will be important to near-term revenue, we continue to expand our CX software offerings."

Michael Hinshaw, McorpCX
President and CEO


12%
2016 (YTD Q1 Results)
9%
2015
2%
2014

Software-as-a-Service (SaaS) Sales as a percentage of Gross Revenue[1]

1) Refer to our Form 10-Q for the three months ending March 31, 2016 and our Forms 10-K for the years ended December 31, 2015, December 31, 20154 and December 31, 2013 as filed with the Securities and Exchange Commission on EDGAR and with Canadian securities regulators on SEDAR.

The McorpCX solution: Touchpoint Mapping®


TouchpointMetrics
Market Standing Dashboard
49%
Wallet Allocation
72%
Ranking as #1
2.9
Avg Banks Used
20%
Awareness

A Software-as-a-Service (SaaS) platform that enables companies to monitor and respond to negative customer experiences, and take corrective action.

> "McorpCX strengths include its rigorous yet adaptable frameworks, [and] its trademarked "touchpoint mapping" approach to developing customer insights."[1]
>
> -- ALM Intelligence/Kennedy Research: The Kennedy Vanguard

1) The Kennedy Vanguard – Digital Customer Strategy & Experience Consulting Providers

mcorp cx

What we do: Improve customer experience, and loyalty

- Cross-org and channel visibility to the customer experience
- Customer journey management at touchpoint level
- See where, what and how to take action to improve
- Always-on, 24/7 view of critical KPI's, CX & journey metrics

Transforming how companies interact with their customers

Our SaaS CX platform: Fast, scalable customer insights

Connect to existing systems

From CRM to existing ERP systems



Customer Inputs and System Requests
Web
Email
Mobile
More
External Data Sources and Services
The Touchpoint Mapping Analytics Engine
BI-Driven Dashboards
Customer Data
Client Portal
Business Rules

Gather customer data from any source

Structured and unstructured data

Customize for any industry

Cross-platform mobile and desktop analytics

Shifting inefficient research spend to SaaS-based CX: Customer insights and customer journey management

$43.8 Billion[1]
Global Marketing Research

$19 Billion[1]
North America Marketing Research

Highly Fragmented
Industry ripe for disruption

~1.2 to 1.5x
Multiples for M&A valuations[3]

41,300[2]
U.S. Marketing Research Firms

Just 23%[1]
of marketing research spend is online

1) Esomar GMR 2015 2) IBIS World Market Research Report Jan 2016: Market Research in the US: 3) McorpCX Company Estimates

mcorp cx

Actual client results[1]

Greater customer satisfaction

200%+

Faster time to market

From 90 days to under 7

Decreased operating costs

Saving over $1 million annually

Increased revenue potential

Up to $25.8 million annually

Proven across multiple markets and industry verticals

1) McorpCX client results, presented by Microsoft at Forrester's CX 2014 Forum For Customer Experience Professionals West.

Business model sets foundation for growth

Becoming a software-first company

Leveraging our CX leadership

Distribution Partners

Drive business growth with McorpCX tools

SaaS Model: Operating costs decrease as revenue increases[2]


Money
Gross Revenue
Variable Costs
Fixed Costs
Time

Acquisition Model: Convert offline revenue to online

Fragmented and inefficient: $19B U.S. marketing research sector[1]

1) Esomar GMR 2015 2) Technology Industry Services Association: Double Click on the SaaS Business Model

In closing, five points for investors

Proven Product	Touchpoint Mapping is built on a proven framework, has been used by some of the largest corporations in the world
Leadership Team	Experience scaling fast-growth technology firms, with M&A, sales team and product development expertise
Market	Early stages of a high-demand global market, with explosive potential of $4.1B projected in U.S. alone[1,2]
Business Model	Capital efficient, scalable "land and expand" business model based on high margin, recurring SaaS revenue
Growth Strategy	**Build** sales, marketing and products; **Acquire** talent, partners and customers; **Convert** clients to SaaS platform

1) McorpCX Estimate of Industry shift to CX 2) Markets and Markets Report: Customer Experience Management Market

Contact information

Corporate Headquarters

McorpCX, Inc.
TSXV:MCX / OTCQB:MCCX
San Francisco, California
201 Spear Street, Suite 1100
San Francisco, CA 94105

Corporate Counsel, U.S.

Andrew Bond
Davis Wright Tremaine LLP
AndrewBond@dwt.com
1-206-757-8325

Corporate Counsel, Canada

Michael Taylor
McMillan
Michael.Taylor@mcmillan.ca
604-691-7410

Executive Leadership

Michael Hinshaw, President/CEO
mhinshaw@mcorp.cx
Direct: 1-415-526-2651
Mobile: 1-415-517-5727

Lynn Davison, COO
ldavison@mcorp.cx
Direct: 1-415-526-2651

Stephen Shay, Vice President
sshay@mcorp.cx
Direct: 1-425-761-4000

Barry McNeil, CFO
bmcneil@mcorp.cx
Direct: 604-609-3358

Auditor

Matt Lourie
Malone Bailey
mlourie@malone-bailey.com
1-713-343-4274

Directors:
Michael Hinshaw

Ashley Garnot, Director
agarnot@hotmail.com

Dan Carlson, Director
danielcarlson@comcast.net

Hugh Rogers, Director
hughrogersinc@gmail.com

mcorp.cx

Contact: Michael Hinshaw, President
Direct: 1-415-526-2651
Email: mhinshaw@mcorp.cx